UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant To Section 13 Or 15(D) of The Securities Exchange Act of 1934

       Date of report (date of earliest event reported): December 16, 2005



                             Index Oil and Gas Inc.
             (Exact name of registrant as specified in its charter)


         Nevada                           0-51430               20-0815369
(State or Other Jurisdiction            (Commission            (IRS Employer
      of Incorporation)                 File Number)         Identification No.)

          Index Oil and Gas Inc. 711 S. Carson St. #4 Carson City, NV 89701
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (604) 685-7552

                           Copy of correspondence to:

                              John D. Briner, ESQ.
                       999 West Hastings Street Suite 510
                         Vancouver B.C. Canada, V6C 2W2
                     Tel: (604) 685-7552 Fax: (604) 685-7551

ITEM 1.01   Entry Into a Material Definitive Agreement


     The attached news release was disseminated to the public on December 16, 2005. Index Oil and Gas, Inc signed a Letter of Intent to acquire 100% of the share capital of Index Oil and Gas Ltd ("IOGL"), a private company registered in the U.K.





ITEM 9.01  Financial Statements and Exhibits.

(a)        Financial statements of businesses acquired.

           Not Applicable.

(b)        Pro forma financial information.

           Not Applicable.

(c)        Exhibits.

           99.1 Press Release dated December 16, 2005

                                    SIGNATURE

     Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            INDEX OIL AND GAS, INC


                                            By:  /s/ JOHN D. BRINER
                                                 ------------------
                                                 John D. Briner
                                                 President


Dated: December 23, 2005